                                                       Exhibit 99(a)

                                LETTER OF TRANSMITTAL
                           TO TENDER SHARES OF COMMON STOCK
                                          OF
                          THE WASHINGTON WATER POWER COMPANY
                         PURSUANT TO ITS OFFER TO EXCHANGE
                           UP TO 20,000,000 SHARES OF ITS
                             COMMON STOCK, NO PAR VALUE
          FOR RECONS, EACH CONSTITUTING A ONE-TENTH INTEREST IN ONE SHARE
           OF $12.40 PREFERRED STOCK, CONVERTIBLE SERIES L, NO PAR VALUE
              ON THE TERMS AND CONDITIONS SET FORTH HEREIN AND IN ITS
                         PROSPECTUS DATED _______ __, 1998

             DESCRIPTION OF COMMON SHARES TENDERED IN THE EXCHANGE OFFER

--------------------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                               COMMON SHARES TENDERED
                       (PLEASE FILL IN, IF BLANK)                              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            TOTAL NUMBER OF         WHOLE NUMBER
                                                                          CERTIFICATE      SHARES REPRESENTED        OF SHARES
                                                                           NUMBER(S)*      BY CERTIFICATE(S)*        TENDERED**
                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------

                                                                          ------------------------------------------------------
                                                                          TOTAL SHARES
--------------------------------------------------------------------------------------------------------------------------------
      TENDER DIVIDEND REINVESTMENT PLAN SHARES***
/ /   Check here if you elect to tender Dividend Reinvestment and Stock Purchase Plan Shares in the Exchange Offer.  Please
      indicate the whole number of Common Shares in the Dividend Reinvestment and Stock Purchase Plan tendered:  _______________
--------------------------------------------------------------------------------------------------------------------------------
      MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES
/ /   Check here if your certificates have been mutilated, lost, stolen or destroyed and you require assistance in replacing the same.  The Exchange Agent will contact you directly with replacement instructions.
--------------------------------------------------------------------------------------------------------------------------------
 *    Need not be completed by shareholders tendering by book-entry transfer only.
 **   Unless otherwise indicated, the holder will be deemed to have tendered the full number of Common Shares represented by the tendered certificates.  See Instruction 4.
 ***  By checking the box, the holder instructs the Dividend Reinvestment and Stock Purchase Plan Agent to tender on such holder's behalf the whole number of Common Shares indicated.  All whole Common Shares held in the holder's Dividend Reinvestment and
      Stock Purchase Plan account(s) will be tendered if the box is checked and the space is left blank.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ____________, ____________, 1998, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

         THE EXCHANGE AGENT FOR THE EXCHANGE OFFER (AS DEFINED BELOW) IS:
                             THE BANK OF NEW YORK

                  BY MAIL:                     BY FACSIMILE TRANSMISSION:                BY HAND OR OVERNIGHT DELIVERY:
 (REGISTERED MAIL WITH RETURN RECEIPT       (FOR ELIGIBLE INSTITUTIONS ONLY)
REQUESTED, INSURED FOR AT LEAST 2% OF THE
  MARKET VALUE OF THE COMMON SHARES IS               (212) 815-6213                       Tender & Exchange Department
                RECOMMENDED)                                                                   101 Barclay Street
               P.O. Box 11248                                                              Receive and Deliver Window
            Church Street Station                                                           New York, New York  10286
        New York, New York 10286-1248

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

          This Letter of Transmittal is to be completed by holders of outstanding shares of Common Stock of The Washington Water Power Company, no par value (the "Common Shares"), either (i) if Common Shares are to be forwarded herewith to The Bank of New York, as Exchange Agent for the Exchange Offer (the "Exchange Agent") or (ii) unless an Agent's Message is utilized, if tenders of Common Shares are to be made by book-entry transfer into the account maintained by the Exchange Agent at The Depositary Trust Company ("DTC") in connection with the Exchange Offer. Tenders of Common Shares by book-entry transfer should be made pursuant to the procedures described in the accompanying Prospectus dated ________ __, 1998 (the "Prospectus") under "The Exchange Offer--Procedure for Tender." Holders of Common Shares who tender Common Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders."

          Shareholders who cannot deliver their Common Shares, this Letter of Transmittal and all other documents required hereby to the Exchange Agent by the Expiration Date (as defined in the Prospectus) must tender their Common Shares pursuant to the guaranteed delivery procedure set forth in
     the Prospectus under "The Exchange Offer--Procedure for Tender."   See
     Instruction 2.

     / / CHECK HERE IF COMMON SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER ARE
         BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                       -----------------------------------------
         DTC Account No.
                         -------------------------------------------------------
         Transaction Code No.
                             ---------------------------------------------------

     / / CHECK HERE IF COMMON SHARES TENDERED PURSUANT TO THE EXCHANGE OFFER ARE
         BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Tendering Shareholder(s)
                                            ------------------------------------
         Date of Execution of Notice of Guaranteed Delivery
                                                           ---------------------
         Name of Institution which Guaranteed Delivery
                                                      --------------------------

         If delivery is by book-entry transfer:

         Name of Tendering Institution
                                      ------------------------------------------
         DTC Account No.
                        --------------------------------------------------------
         Transaction Code No.
                             ---------------------------------------------------

          REGISTERED HOLDERS OF COMMON SHARES, AS WELL AS BENEFICIAL OWNERS WHO ARE DIRECT PARTICIPANTS IN DTC OR PARTICIPANTS IN THE COMPANY'S DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN, WHO DESIRE TO PARTICIPATE IN THE EXCHANGE OFFER SHOULD COMPLETE AND RETURN THIS LETTER OF TRANSMITTAL. ALL OTHER BENEFICIAL OWNERS OF COMMON SHARES SHOULD FOLLOW THE INSTRUCTIONS RECEIVED FROM THEIR BROKER OR NOMINEE AND SHOULD CONTACT THEIR BROKER OR NOMINEE DIRECTLY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL DO NOT APPLY TO SUCH BENEFICIAL OWNERS.

                       NOTE:  SIGNATURES MUST BE PROVIDED BELOW
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to The Washington Water Power Company, a Washington corporation (the "Company"), the above-described Common Shares pursuant to the offer by the Company to exchange up to 20,000,000 Common Shares for depositary shares each constituting a one-tenth interest in one share of the Company's $12.40 Preferred Stock, Convertible Series L (each such depositary share being herein called a "RECONS"), upon the terms and subject to the conditions set forth in the Prospectus dated October __, 1998 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer"). Common Shares not accepted for exchange because of proration will be returned.

     Subject to and effective upon acceptance for exchange of the Common Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Common Shares that are being tendered hereby and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Common Shares or transfer ownership of such Common Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Exchange Agent for the account of the Company, (b) present such Common Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Common Shares tendered hereby and to acquire RECONS issuable upon the exchange of such tendered Common Shares and that, when the undersigned's Common Shares are accepted for exchange, the Company will acquire good and unencumbered title to such Common Shares, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional document deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Common Shares or transfer ownership of such Common Shares.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable. Any tender of Common Shares hereunder may be withdrawn only in accordance with the procedures set forth in the Prospectus under "The Exchange Offer--Withdrawal of Tendered Common Shares."

     The undersigned understands that tenders of Common Shares pursuant to any one of the procedures described in the Prospectus (see "The Exchange Offer--Procedure for Tender") and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, including the tendering holder's representation and warranty that (i) such holder owns the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Common Shares complies with Rule 14e-4.

     The undersigned understands and agrees that (i) the Preferred Stock to be delivered in exchange for Common Shares tendered by the undersigned and accepted for exchange pursuant to the Exchange Offer will be deposited under the Deposit Agreement (the "Deposit Agreement") dated as of October __, 1998 between the Company and The Bank of New York, as Depositary, (ii) the RECONS will be subject to the terms and conditions of the Deposit Agreement, and (iii) the RECONS will be evidenced by receipts ("Depositary Receipts") issued pursuant to the Deposit Agreement.

     The undersigned recognizes that, under certain circumstances and subject to certain conditions to the Exchange Offer (any or all of which the Company may waive) set forth in the Prospectus, the Company may not be required to accept for exchange any of the Common Shares that the undersigned has tendered (including any Common Shares tendered after the Expiration Date). Common Shares delivered to the Exchange Agent and not accepted for exchange will be returned to the undersigned as promptly as practicable following expiration or termination of the Exchange Offer at the address set forth on the cover page of this Letter of Transmittal unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated under "Special Issue Instruction" below, please cause Depositary Receipts to be issued, and return any Common Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (or, in the case of Common Shares tendered by book-entry transfer and Depositary Receipts to be issued into DTC, by credit to the account at DTC designated above). Similarly, unless otherwise indicated under "Special Delivery Instruction," please mail any certificates for Common Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), and any Depositary Receipts issued pursuant to the Exchange Offer, to the undersigned at the address shown below the undersigned's signature(s). If both "Special Issue Instructions" and "Special Delivery Instructions" are completed, please cause Depositary Receipts to be issued, and return any Common Shares not tendered or not accepted for exchange, in the name(s) of, and deliver any certificates for such Common Shares and such Depositary Receipts to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Issue Instructions," to transfer any Common Shares from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Common Shares so tendered.

---------------------------------    -------------------------------------------
    SPECIAL ISSUE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
   (SEE INSTRUCTIONS 1, 5 AND 6)           (SEE INSTRUCTIONS 1, 5, AND 6)

To be completed ONLY if              To be completed ONLY if certificates for
Depositary Receipts are to be        Common Shares not tendered or not
issued, or certificates for          accepted for exchange, or Depositary
Common Shares not tendered or        Receipts issued pursuant to the Exchange
not accepted for exchange are to     Offer, are to be mailed to someone other
be returned, in the name of          than the undersigned, or to the
someone other than the               undersigned at an address other than
undersigned.                         that shown below the undersigned's
                                      signature(s).
Issue  / /  Depositary Receipts
            in the name of:
                                     Mail / / certificate for Common Shares to:
Return / /  certificates for
            Common Shares in the          / / Depositary Receipts to:
            name of:
Name                                 Name
     ----------------------------        ---------------------------------------
          (Please Print)                           (Please Print)
Address                              Address
       ---------------------------          ------------------------------------

----------------------------------   -------------------------------------------
                       (Zip Code)                                     (Zip Code)

----------------------------------
 (Tax Identification or Social
        Security Number)

---------------------------------    -------------------------------------------

--------------------------------------------------------------------------------

                                      SIGN HERE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               SIGNATURE(S) OF OWNER(S)

Dated                                                                       1998
     ---------------------------------------------------------------------
Name(s)
       -------------------------------------------------------------------------
                                    (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

(Must be signed by (1) registered holder(s) exactly as name(s) appear(s) on certificate(s) for Common Shares, (2) person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith, (3) beneficial owners which are direct participants in The Depositary Trust Company or (4) beneficial owners who are participants in the Company's Dividend Reinvestment and Stock Purchase Plan. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                              GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature
                     -----------------------------------------------------------
Name
     ---------------------------------------------------------------------------
Title
     ---------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------
Name of Firm
            --------------------------------------------------------------------
Area Code and Telephone Number
                              --------------------------------------------------
Dated                                                                       1998
      ---------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each being an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered herewith and such holder(s) have not completed either of the boxes entitled "Special Issue Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Common Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND COMMON SHARES; AGENT'S MESSAGE. This Letter of Transmittal is to be completed by holders of Common Shares either (i) if Common Shares are to be tendered herewith or (ii) unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedure for Tender." Certificates for Common Shares, or timely confirmation of a book-entry transfer of such Common Shares into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (in the case of a book-entry transfer of shares), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth in the front page hereof prior to the Expiration Date. An "Agent's Message" is a message transmitted through electronic means by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Common Shares that such participant has received and agrees to be bound by the Letter of Transmittal. Delivery of the Letter of Transmittal and any other required documents to DTC does not constitute delivery to the Exchange Agent.

     If a holder of Common Shares desires to participate in the Exchange Offer and time will not permit this Letter of Transmittal or Common Shares to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received at its office prior to the Expiration Date, from or through an Eligible Institution, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company, setting forth the name and address of the tendering holder, the name(s) in which the Common Shares are registered and, if the Common Shares are held in certificated form, the certificate numbers of the Common Shares to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery by the Eligible Institution, the Common Shares in proper form for transfer or a confirmation of book-entry transfer of such Common Shares into the Exchange Agent's account at DTC, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), or an Agent's Message in connection with a book-entry transfer, and any other required documents, will be delivered by such Eligible Institution. Unless the Common Shares being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above or a confirmation of book-entry transfer of such Common Shares into the Exchange Agent's account at DTC is received (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

     THE METHOD OF DELIVERY OF COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND ANY DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF CERTIFICATES FOR COMMON SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional shares of Common Shares will be accepted for exchange. By executing this Letter of Transmittal (or a manually signed facsimile hereof), the tendering holder waives any right to receive any notice of the acceptance of the Common Shares attached hereto.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to Book-Entry Shareholders). If fewer than all Common Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Common Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Common Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the Expiration Date.
All Common Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates, reinvestment statement of account or on the security position listing of DTC without alteration, enlargement or any change whatsoever.

     If any of the Common Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Common Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless Depositary Receipts issued in exchange therefor are to be issued, or Common Shares not tendered or not exchanged are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution as set forth above "1. Guarantee of Signatures."

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Common Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     6. SPECIAL ISSUE AND DELIVERY INSTRUCTIONS. If Depositary Receipts are to be issued, or any Common Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or any Depositary Receipts issued, or certificates for Common Shares not tendered or not accepted for exchange, are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than shown above, the appropriate boxes on this Letter of Transmittal should be completed. Common Shares not accepted for exchange will be returned and Depositary Receipts will be issued to a Book-Entry Shareholder by crediting the account at DTC designated above.

     7. PARTICIPANTS IN THE DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN OF THE COMPANY. If a shareholder desires to tender, pursuant to the Exchange Offer, Common Shares credited to such shareholder's account under the Company's Dividend Reinvestment and Stock Purchase Plan, the shareholder should check the appropriate box and specify in the appropriate space on the cover page the number of whole Common Shares to be tendered.

     PARTICIPANTS IN THE INVESTMENT AND EMPLOYEE STOCK OWNERSHIP PLAN (THE "401(k) PLAN") OF THE COMPANY MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF COMMON SHARES, BUT MUST USE THE SEPARATE ELECTION FORM SENT TO THEM BY HOWARD JOHNSON & COMPANY, THE RECORD KEEPER UNDER SUCH PLAN.

     8. STOCK TRANSFER TAXES. The Company will pay all stock transfer taxes, if any, applicable to the exchange of Common Shares pursuant to the Exchange Offer. If, however, RECONS or Depositary Receipts are to be issued pursuant to the Exchange Offer, or Common Shares not tendered or accepted for exchange are to be returned, in the name of, any person other than the registered holder of the Common Shares tendered, or if a transfer tax is imposed for any reason other than the exchange of Common Shares pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     9. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be waived by the Company from time to time in accordance with, and subject to the limitations described in, the Prospectus.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

                THE INFORMATION AGENT FOR THE OFFER IS:

                          MORROW & CO., INC.

                      445 Park Avenue, 5th Floor
                      New York, New York  10022

         Individual and Institutional Investors should call
                            (800) 566-9061

               Banks and Brokerage Firms should call:
                            (800) 662-5200


     TO ENSURE TIMELY RECEIPT BY THE EXCHANGE AGENT, DO NOT MAIL OR PRESENT THE LETTER OF TRANSMITTAL AND/OR STOCK CERTIFICATES TO THE COMPANY.